UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
Effective September 1, 2016, the recordkeeper under the United Fire Group 401(k) Plan (the "Plan") will change. As a result of this change in recordkeeper, a conversion period is necessary to transition account and Plan records. On July 19, 2016, the plan administrator of the Plan sent notice to participants in the Plan, informing them that the Plan is changing its recordkeeper. The notice also stated that while this conversion is being made, participants in the Plan will not be able to access their accounts to direct or diversify investments in their individual accounts, including accounts that hold common stock of United Fire Group, Inc. (the "Company"), to obtain a loan or distribution from the Plan, to obtain a hardship withdrawal from the Plan or to make contribution election changes. Participants will not be able to effectuate these transactions for the period beginning on or around August 25, 2016 and ending as soon as the transition to the new recordkeeper is complete, which is expected to take place during the week beginning September 12, 2016. This period is referred to as the “Blackout Period.”
Pursuant to Rule 104(b)(1)(iv)(B) of Regulation BTR, directors and executive officers may obtain, without charge, information as to whether the Blackout Period has begun or ended. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, Company shareholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting Regulatory Attorney Chad Zenisek, United Fire & Casualty Company, Accounting Department, 118 2nd Ave SE, Cedar Rapids, IA 52401, or by phone at (319) 286-2535, or e-mail at czenisek@unitedfiregroup.com.
On July 19, 2016, the Company sent a blackout trading restriction notice (the “BTR Notice”) to its executive officers and directors informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's rules promulgated thereunder, they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their employment as an executive officer or service as a director.
A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished herewith.

Exhibit 99.1	Notice to Executive Officers and Directors of United Fire Group, Inc. regarding the 401(k) Plan Blackout Period and Trading Restrictions.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	July 19, 2016	/s/ Dawn M. Jaffray
Dawn M. Jaffray, Sr. Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Notice to Executive Officers and Directors of United Fire Group, Inc. regarding the 401(k) Plan Blackout Period and Trading Restrictions.